                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-06105
                                                     ---------

                      Oppenheimer International Value Fund
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: November 30
                                               -----------

                       Date of reporting period: 2/29/2012
                                                 ---------

ITEM  1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

                                                                  Shares        Value
                                                                ----------   ------------
COMMON STOCKS--98.1%
CONSUMER DISCRETIONARY--22.3%
AUTO COMPONENTS--1.7%
ElringKlinger AG                                                   211,680   $  6,946,199
Leoni AG                                                            94,311      4,729,497
                                                                             ------------
                                                                               11,675,696
AUTOMOBILES--2.1%
Bayerische Motoren Werke (BMW) AG, Preference                      244,750     14,513,873
HOTELS, RESTAURANTS & LEISURE--1.6%
InterContinental Hotels Group plc                                  206,580      4,712,777
Ladbrokes plc                                                    2,487,340      5,939,574
                                                                             ------------
                                                                               10,652,351

HOUSEHOLD DURABLES--0.6%
Nobia AB(1)                                                        762,504      3,825,888
LEISURE EQUIPMENT & PRODUCTS--1.1%
Nintendo Co. Ltd.                                                   51,600      7,550,409
MEDIA--9.9%
Grupo Televisa SA, Sponsored GDR                                   429,020      9,150,997
Jupiter Telecommunications Co. Ltd.                                  5,129      4,997,131
Lagardere SCA                                                      508,580     15,232,058
M6 Metropole Television                                            596,900     10,465,512
Schibsted Gruppen AS                                               270,148      8,868,959
Virgin Media, Inc.                                                 453,390     11,425,428
Zee Entertainment Enterprises Ltd.                               1,514,139      3,906,001
Zon Multimedia Servicos de Telecomunicacoes e Multimedia
 SGPS SA                                                         1,214,442      3,769,951
                                                                             ------------
                                                                               67,816,037

MULTILINE RETAIL--1.4%
Pinault-Printemps-Redoute SA                                        57,120      9,710,507
SPECIALTY RETAIL--2.1%
Industria de Diseno Textil SA                                      106,577      9,841,525
JD Sports Fashion plc                                               94,416      1,246,703
JUMBO SA                                                           662,219      3,245,485
                                                                             ------------
                                                                               14,333,713

TEXTILES, APPAREL & LUXURY GOODS--1.8%
Bijou Brigitte Modische Accessoires AG                              33,057      3,148,999
China Hongxing Sports Ltd.(1)                                   36,005,000        287,890
Christian Dior SA                                                   56,130      8,708,384
                                                                             ------------
                                                                               12,145,273

CONSUMER STAPLES--12.9%
BEVERAGES--5.5%
C&C Group plc                                                    1,572,553      7,678,604
Carlsberg AS, Cl. B                                                101,595      7,964,446
Diageo plc                                                         593,830     14,203,815
Pernod-Ricard SA                                                    74,550      7,713,439
                                                                             ------------
                                                                               37,560,304

FOOD PRODUCTS--7.4%
AarhusKarlshamn AB                                                 151,550      4,878,514
Nestle SA                                                          325,126     19,873,403

                    1 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

                                                                  Shares        Value
                                                                ----------   ------------
FOOD PRODUCTS CONTINUED
Unilever plc                                                       432,910   $ 13,987,722
Viterra, Inc.                                                    1,080,337     11,682,860
                                                                             ------------
                                                                               50,422,499

ENERGY--1.2%
ENERGY EQUIPMENT & SERVICES--0.0%
Master Marine AS(1)                                              9,994,100             --
OIL, GAS & CONSUMABLE FUELS--1.2%
OAO Gazprom, Sponsored ADR                                         638,640      8,461,980
FINANCIALS--19.3%
CAPITAL MARKETS--1.3%
ICAP plc                                                         1,447,900      8,863,660
COMMERCIAL BANKS--3.9%
Banco Bilbao Vizcaya Argentaria SA                                 873,783      7,833,523
BNP Paribas SA                                                     247,770     12,038,144
Lloyds Banking Group plc(1)                                     12,392,820      6,887,638
                                                                             ------------
                                                                               26,759,305

DIVERSIFIED FINANCIAL SERVICES--3.6%
Guoco Group Ltd.                                                   190,000      2,033,212
ING Groep NV(1)                                                  1,390,799     12,292,015
Kinnevik Investment AB, Cl. B                                      458,885     10,458,206
                                                                             ------------
                                                                               24,783,433

INSURANCE--4.7%
AIA Group Ltd.                                                   4,394,200     16,656,285
Resolution Ltd.                                                  3,552,920     15,204,675
                                                                             ------------
                                                                               31,860,960

REAL ESTATE INVESTMENT TRUSTS--1.4%
Hammerson plc                                                    1,547,845      9,647,868
REAL ESTATE MANAGEMENT & DEVELOPMENT--4.4%
Deutsche Wohnen AG                                                 414,539      5,508,004
Mitsui Fudosan Co. Ltd.                                            587,000     11,134,875
Sun Hung Kai Properties Ltd.                                       857,000     13,192,775
                                                                             ------------
                                                                               29,835,654

HEALTH CARE--9.4%
HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
Carl Zeiss Meditec AG                                              374,347      8,752,951
DiaSorin SpA                                                       141,137      4,136,820
                                                                             ------------
                                                                               12,889,771

HEALTH CARE PROVIDERS & SERVICES--1.2%
Rhoen-Klinikum AG                                                  438,111      8,574,503
PHARMACEUTICALS--6.3%
Ipsen SA                                                           363,557      9,781,814
Recordati SpA                                                      644,946      4,897,802
Roche Holding AG                                                    75,706     13,179,723
Santen Pharmaceutical Co. Ltd.                                     238,200      9,420,753
Stada Arzneimittel AG                                              177,382      5,428,421
                                                                             ------------
                                                                               42,708,513

                    2 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

                                                                  Shares        Value
                                                                ----------   ------------
INDUSTRIALS--7.8%
INDUSTRIAL CONGLOMERATES--4.4%
Daetwyler Holding AG                                                24,129   $  1,917,625
Orkla ASA                                                        1,460,598     12,145,954
Rheinmetall AG                                                     100,946      6,122,687
Smiths Group plc                                                   552,620      9,565,219
                                                                             ------------
                                                                               29,751,485

MACHINERY--1.3%
Bucher Industries AG                                                21,785      4,640,179
NORMA Group(1)                                                     165,568      4,147,031
                                                                             ------------
                                                                                8,787,210

PROFESSIONAL SERVICES--0.8%
Teleperformance                                                    198,850      5,323,737
TRADING COMPANIES & DISTRIBUTORS--1.3%
Wolseley plc                                                       235,760      9,136,647
INFORMATION TECHNOLOGY--14.0%
COMMUNICATIONS EQUIPMENT--1.1%
Nokia OYJ                                                        1,403,317      7,390,985
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.0%
A&D Co. Ltd.(3)                                                    220,837        706,331
Canon, Inc.                                                        162,646      7,362,988
Hirose Electric Co.                                                103,000     10,580,022
Hoya Corp.                                                         344,600      8,020,460
TE Connectivity Ltd.                                               211,310      7,723,381
                                                                             ------------
                                                                               34,393,182

INTERNET SOFTWARE & SERVICES--4.4%
Baidu, Inc., ADR(1)                                                 60,280      8,240,276
Blinkx plc(1)                                                    2,490,505      3,149,880
So-net Entertainment Corp.                                           1,675      6,552,466
Tencent Holdings Ltd.                                              472,400     12,188,002
                                                                             ------------
                                                                               30,130,624

SOFTWARE--3.5%
Net 1 UEPS Technologies, Inc.(1)                                   454,000      4,480,980
SAP AG                                                             123,106      8,307,334
Temenos Group AG(1)                                                565,270     11,090,464
                                                                             ------------
                                                                               23,878,778

MATERIALS--1.7%
CHEMICALS--0.6%
Fuchs Petrolub AG                                                   76,161      4,046,605
CONTAINERS & PACKAGING--1.1%
Rexam plc                                                        1,114,212      7,358,004
TELECOMMUNICATION SERVICES--9.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
Vivendi SA                                                         611,596     13,135,079
WIRELESS TELECOMMUNICATION SERVICES--7.6%
NII Holdings, Inc.(1)                                              855,080     15,288,830
Rogers Communications, Inc., Cl. B                                 400,473     15,351,903
Softbank Corp.                                                     360,400     10,733,527

                    3 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

                                                                  Shares        Value
                                                                ----------   ------------
WIRELESS TELECOMMUNICATION SERVICES CONTINUED
Vodafone Group plc                                               3,726,601   $ 10,040,085
                                                                             ------------
                                                                               51,414,345
                                                                             ------------
Total Common Stocks (Cost $604,235,784)                                       669,338,878

INVESTMENT COMPANY--2.7%
Oppenheimer Institutional Money Market Fund,
 Cl. E, 0.21%(2,3)(Cost $18,533,914)                            18,533,914     18,533,914

Total Investments, at Value (Cost $622,769,698)                      100.8%   687,872,792
Liabilities in Excess of Other Assets                                 (0.8)    (5,215,005)
                                                                ----------   ------------
Net Assets                                                           100.0%  $682,657,787
                                                                ==========   ============

Footnotes to Statement of Investments

1.   Non-income producing security.

2.   Rate shown is the 7-day yield as of February 29, 2012.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES          GROSS            GROSS           SHARES
                                                    NOVEMBER 30, 2011   ADDITIONS       REDUCTIONS   FEBRUARY 29, 2012
                                                    -----------------  -----------     ------------  -----------------
A&D Co. Ltd.(a)                                             1,401,167           --        1,180,330            220,837
Chorus Aviation, Inc.                                       1,058,491      105,408        1,163,899                 --
Coreana Cosmetics Co. Ltd.                                  3,092,260           --        3,092,260                 --
First Juken Co. Ltd.                                        1,603,500           --        1,603,500                 --
Oppenheimer Institutional Money Market Fund, Cl. E         22,223,358  127,467,193      131,156,637         18,533,914

                                                                                                          REALIZED
                                                                          VALUE           INCOME        GAIN (LOSS)
                                                                       -----------     ------------  -----------------
A&D Co. Ltd.(a)                                                        $        --(b)  $         --  $      (5,797,272)
Chorus Aviation, Inc.                                                           --               --            892,474
Coreana Cosmetics Co. Ltd.                                                      --               --         (3,133,899)
First Juken Co. Ltd.                                                            --           95,827         (2,782,953)
Oppenheimer Institutional Money Market Fund, Cl. E                      18,533,914           16,243                 --
                                                                       -----------     ------------  -----------------
                                                                       $18,533,914     $    112,070  $     (10,821,650)
                                                                       ===========     ============  =================

a.   No longer an affiliate as of February 29, 2012.

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

                    4 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of February 29, 2012 based on valuation input level:

                                                      LEVEL 1--        LEVEL 2--          LEVEL 3--
                                                     UNADJUSTED    OTHER SIGNIFICANT     SIGNIFICANT
                                                    QUOTED PRICES  OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     VALUE
                                                    -------------  -----------------  -------------------  -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                           $ 137,233,962    $  14,701,895       $  287,890        $ 152,223,747
   Consumer Staples                                    80,018,357        7,964,446               --           87,982,803
   Energy                                               8,461,980               --               --            8,461,980
   Financials                                         107,420,721       24,330,159               --          131,750,880
   Health Care                                         64,172,787               --               --           64,172,787
   Industrials                                         52,999,079               --               --           52,999,079
   Information Technology                              76,214,582       19,578,987               --           95,793,569
   Materials                                           11,404,609               --               --           11,404,609
   Telecommunication Services                          64,549,424               --               --           64,549,424
Investment Company                                     18,533,914               --               --           18,533,914
                                                    -------------    -------------       ----------        -------------
Total Investments, at Value                           621,009,415       66,575,487          287,890          687,872,792
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                            --           22,516               --               22,516
                                                    -------------    -------------       ----------        -------------
Total Assets                                        $ 621,009,415    $  66,598,003       $  287,890        $ 687,895,308
                                                    -------------    -------------       ----------        -------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                 $          --    $        (985)      $       --        $        (985)
                                                    -------------    -------------       ----------        -------------
Total Liabilities                                   $          --    $        (985)      $       --        $        (985)
                                                    -------------    -------------       ----------        -------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

                    5 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                 TRANSFERS INTO   TRANSFERS OUT OF   TRANSFERS INTO   TRANSFERS OUT OF
                                    LEVEL 1*          LEVEL 1**         LEVEL 2**         LEVEL 2*
                                 --------------   ----------------   --------------   ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
    Consumer Discretionary        $  6,965,338      $ (1,403,500)     $  1,403,500     $  (6,965,338)
    Energy                           2,325,039                --                --        (2,325,039)
    Information Technology          16,360,223                --                --       (16,360,223)
    Telecommunication Services      21,658,832                --                --       (21,658,832)
                                  ------------      ------------      ------------     -------------
Total Assets                      $ 47,309,432      $ (1,403,500)     $  1,403,500     $ (47,309,432)
                                  ------------      ------------      ------------     -------------

----------
* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

Geographic Holdings                 Value         Percent
------------------------------   --------------   -------
United Kingdom                   $  104,739,592     15.2%
France                               92,108,674     13.4
Germany                              80,226,104     11.7
Japan                                77,058,962     11.2
Switzerland                          50,701,394      7.4
United States                        37,682,723      5.5
Hong Kong                            31,882,272      4.6
Canada                               27,034,763      3.9
Norway                               21,014,913      3.1
Sweden                               19,162,608      2.8
Spain                                17,675,048      2.6
Brazil                               15,288,830      2.2
Island of Guernsey                   15,204,675      2.2
The Netherlands                      12,292,015      1.8
Cayman Islands                       12,188,002      1.8
Mexico                                9,150,997      1.3
Italy                                 9,034,622      1.3
Russia                                8,461,980      1.2
China                                 8,240,276      1.2
Denmark                               7,964,446      1.2
Ireland                               7,678,604      1.1

                    6 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

Finland                               7,390,985      1.1
South Africa                          4,480,980      0.6
India                                 3,906,001      0.6
Portugal                              3,769,951      0.5
Greece                                3,245,485      0.5
Bermuda                                 287,890      0.0
                                  -------------    -----
Total                             $ 687,872,792    100.0%
                                  =============    =====

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF FEBRUARY 29, 2012 ARE AS FOLLOWS:

                                        CONTRACT
                                   BUY/   AMOUNT         EXPIRATION                 UNREALIZED    UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION  SELL   (000'S)           DATE         VALUE     APPRECIATION  DEPRECIATION
---------------------------------  ----  --------      -------------  -----------  ------------  ------------
BARCLAY'S CAPITAL
British Pound Sterling (GBP)        Buy    2,164  GBP         3/2/12  $ 3,443,094   $   6,833      $   --
BROWN BROTHERS HARRIMAN:
Japanese Yen (JPY)                 Sell   23,961  JPY         3/1/12      294,756       3,387          --
Swiss Franc (CHF)                   Buy       35  CHF         3/1/12       38,536          --         261
                                                                                    ---------      ------
                                                                                       3,387         261
CITIGROUP
Euro (EUR)                         Sell      565  EUR         3/1/12      752,456       4,902          --
DEUTSCHE BANK CAPITAL CORP.
Euro (EUR)                         Sell      326  EUR         3/2/12      434,356       4,310          --
JP MORGAN CHASE
Swiss Franc (CHF)                   Buy       14  CHF         3/2/12       15,350          --         154
NOMURA SECURITIES
Japanese Yen (JPY)                 Sell   22,659  JPY  3/2/12-3/5/12      278,740       3,084          --
STATE STREET
British Pound Sterling (GBP)        Buy    2,199  GBP         3/5/12    3,498,373          --         446
UBS INVESTMENT BANK
Swiss Franc (CHF)                   Buy       23  CHF         3/5/12       25,395          --         124
                                                                                    ---------      ------
Total unrealized appreciation and depreciation                                      $  22,516      $  985
                                                                                    =========      ======

NOTES TO STATEMENT OF INVESTMENTS

Effective March 29, 2012, the Fund changed its name to Oppenheimer International Value Fund from Oppenheimer Quest International Value Fund.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

                    7 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

                    8 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure

                    9 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

      COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 29, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $22,516 , which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

      CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $19,156,411 and $57,072,004, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

                   10 | Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 29, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $   648,399,550
                                 ===============

Gross unrealized appreciation    $    62,807,691
Gross unrealized depreciation        (23,363,267)
                                 ---------------
Net unrealized appreciation      $    39,444,424
                                 ===============

                   11 | Oppenheimer International Value Fund

ITEM  2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2012, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM  3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Fund

By: /s/ William F. Glavin, Jr.
    -------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 4/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    --------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 4/10/2012

By: /s/ Brian W. Wixted
    --------------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 4/10/2012